UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  10/03/2011

Dynavax Technologies Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34207

Delaware	33-0728374
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

2929 Seventh Street, Suite 100
Berkeley, CA 94710-2753
(Address of principal executive offices, including zip code)

(510) 848-5100
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement

On October 4, 2011, Dynavax Technologies Corporation ("Dynavax") entered into a Fourth Amendment to the Agreement dated September 1, 2006 by and between the Company and AstraZeneca AB ("AZ") (the "Agreement") dated as of September 23, 2011 (the "Amendment") pursuant to which Dynavax will manage the early clinical development on behalf of the collaboration, of AZD 1419, a proprietary second-generation TLR-9 agonist for asthma. Development expenses will be funded by AstraZeneca and Dynavax will receive an initial payment of $3 million to begin the clinical program.

Under the terms of the 2006 research collaboration and license agreement and as now amended, AstraZeneca will provide to Dynavax a total of approximately $20 million in payments to cover the cost of clinical development activities through Phase 2a. If AstraZeneca chooses to advance the program following completion of Phase 2a, Dynavax will receive a $20 million milestone payment, and AstraZeneca will retain its rights to develop the candidate therapy and to commercialize the resulting asthma product. Additional remaining milestone payments to Dynavax amount to nearly $100 million. Dynavax will receive royalties on worldwide sales of approved products and will have the opportunity to co-promote the product in the United States.

The foregoing summary of this transaction is not complete and is qualified in its entirety by reference to the Amendment which will be filed with the Dynavax Annual Report on Form 10-K for the year ended December 31, 2011.

On October 5, 2011, the Company issued a press release announcing the Amendment described above. The press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

Item 8.01.    Other Events

On October 3, 2011, Dynavax issued a press release titled "Dynavax Reports Modified Intent to Treat Analysis From the HEPLISAV(TM) Phase 3 Trial in Healthy Adults Over Age 40". A copy of the press release is attached as Exhibit 99.1 to this current report and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits
Exhibit No.        Description
99.1        Press Release, dated October 3, 2011, titled "Dynavax Reports Modified Intent to Treat Analysis From the HEPLISAV(TM) Phase 3 Trial in Healthy Adults Over Age 40."

99.2        Press Release, dated October 5, 2011, titled "Dynavax and AstraZeneca to AdvanceTLR-9 Agonist into Clinic for Asthma."

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dynavax Technologies Corporation

Date: October 05, 2011	By:	/s/ Michael S. Ostrach
Michael S. Ostrach
Vice President

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	Press Release, dated October 3, 2011, titled "Dynavax Reports Modified Intent to Treat Analysis From the HEPLISAV(TM) Phase 3 Trial in Healthy Adults Over Age 40."
EX-99.2	Press Release, dated October 5, 2011, titled "Dynavax and AstraZeneca to Advance TLR-9 Agonist into Clinic for Asthma."